Exhibit 99.2

September - October 2006

Announces the agreement to acquire

Safe Harbor

The following presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management, and represent our management’s beliefs and assumptions only as of the date hereof. These statements involve known and unknown risks, uncertainties and other factors, including those described in the “Risk Factors” section of our prospectus, that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-
looking statements.

Securities Law Matters

This filing may be deemed to be solicitation material in respect of the proposed merger of Coastal Merger Corp., a wholly-owned subsidiary of Coastal
Bancshares Acquisition Corp. (“Coastal”) and Intercontinental Bank Shares
Corporation.  In connection with the proposed transaction, a proxy statement has been filed with the SEC.  A copy of the agreement and plan of merger was filed as an annex to the proxy statement.  Stockholders of Coastal are encouraged to read the proxy statement and any other relevant documents filed with the SEC because they will contain important information about the proposed merger.  The final proxy statement will be mailed to stockholders of Coastal.  was filed with the SEC
Investors and stockholders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Coastal Bancshares Acquisition Corp.,
9821 Katy Freeway, Suite 500, Houston, Texas 77024.

Coastal and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect to the proposed transaction.  Information regarding Coastal’s directors and executive officers is available in Coastal’s Form 10-KSB/A for the fiscal year ended December 31, 2005 filed with the SEC on June 26, 2006.  Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Introduction

Coastal Bancshares Acquisition Corp. (OTCBB)

Common stock:                            CBAS

Warrants:                                                              CBASW

Units:                                                                                   CBASU

Capitalization

Common shares = 6,520,000

Warrants = 11,040,000 @ $5.00

Trust account balanced as of July 31, 2006 = $30,020,695

Liquidation value per share as of July 31, 2006 = $5.44

The Transaction

Coastal to acquire Intercontinental Bank Shares Corporation

Holding company for Intercon Bank; Founded in 1964

Three branches in San Antonio, TX

Strategically located in north, near northeast and southwest

One of only two U.S. community banks registered with Mexican Ministry of
Finance and Public Credit to operate Financial Intermediary Representation
Office

Purchase price $21.5MM [bank plus asset purchase]

Terms = $17.6 MM cash; assume $3.9 MM in long-term debt

June 30, 2006:

Assets:  $137.4MM ($109.8 MM at Dec. 31 ’05)

Book value:  Bank -$9.0 MM, Holding Company-$5.3 MM

Transaction Overview

Acquired by current owners in September ‘99

$58.6MM in assets to $104.5MM in December ‘03, CAGR of 15.6%.

$104.5MM in ‘04 to $109.8MM in ‘05, CAGR of 2.4%

Lack of capital constrained ability to attract quality personnel;
open additional branch locations

Valuation Metrics (as of June 30st):

2.4X Book; median comparable = 2.45X

25.6X adjusted ’05; median comp. = 30.3X

17.0% of deposits; median comparable = 25.3%

Valuation opinion – SAMCO Capital Markets

Due diligence – valuation, loan/compliance review, real
estate appraisal, legal, new 3 year audit

Pro forma Valuation

Price/Assets

$2.30

$2.82

Per share

1.5X

2.4X

2.0X

Multiple (assuming $5.50 valuation)

$4.52

$4.67

Per share

2.5X

1.2X

1.2X

Multiple (assuming $5.50 valuation)

1.

Non GAAP presentation-excludes “warrant liability” in accordance with EITF 00-19; warrant liability reduces book value to $4.13 and $3.87, and tangible book value to $2.28 and $1.66 respectively.

2.

Based on June 30, 2006 pro forma consolidated balance sheet – excluding warrant liability

3.

All Texas public banks- provided by SAMCO Capital Markets as of June 30, 2006

22.5%

19.1%

22.2%

Assuming $5.50 valuation

$12,624

$18,602

Tangible book value

$24,798

$30,777

Book value

Public
Comparable

Maximum
Conversions

No
Conversions

(000’s omitted except  per share data)

Intercon Merits

Ideal size and platform for building a regional bank; long-term track record

Upside in existing branch network with personnel improvements

Fast-growing markets to build regional franchise

San Antonio and Austin, I-35 Corridor

Attractive Mexico franchise and expertise

14 U.S. banks, 1 other U.S community bank registered with
Mexican Ministry of Finance and Public Credit to operate
Financial Intermediary Representation Office

More than $10 million of immediate additional capital for growth

Non dilutive to Coastal shareholders

Strong senior management team and board

Post-closing: Intercon Bancshares:  AMEX “____”

(subject to approval for listing)

Business Plan - Strategy

Objective

Create a regional bank with successful banking franchise in San
Antonio, Austin and along the connecting I-35 corridor that will be attractive as an acquisition target; continue to build Mexico franchise

Opportunistic acquisition of banks/branches in market areas

Secondary objectives

Opportunistic acquisitions in other major Texas markets

Non-bank financial services

Business Plan - Tactics

Plan For 2006 – 2009

Add resources to San Antonio; grow in San Antonio and Mexico

2-3 proven business developers; 2-3 new branches; more development in Mexico

Enter Austin; grow in Austin

Leverage track record of Rick Burciaga

Recruit  proven business developers

3-5 branches

Possible expansion in selected locations between Austin and San
Antonio - San Marcos, New Braunfels

Primary focus on growth; overcome public co. expenses

Target is 8 new branches by end of ‘09

Industry – Size/Safety

“distressed”

banks

52 or 0.007%

“safe”

banks

Source: FDIC

Market Size

U.S.

Texas

Institutions

7,527

661

122

Percent of U.S.

8.8%

1.6%

Percent of Texas

18.5%

S. A.-

Austin

There have been very few banks
that have reported financial
distress since early 1990s
following bank regulatory
changes

As of December 31, 2005:

7,527 insured US banks

52 problem institutions

0 failures in ’05

< 4 avg. bank failures per  year
for last 5 years

2005

Q1 ’06

U.S

230

47

Texas

31

6

Percent

13.5%

12.7%

Announced M&A Deals

Consolidation Impacts Returns

Total Return Performance: SNL Bank Index Companies

Source: SNL Financial LC

High Returns

Low Risk

Industry Dynamics

Period

Ending

Less than

$500 mm

Russell

S&P 500

3/31/2006

$500 mm

$1 bn

2000 Index

Index

10 Years

362.7%

305.1%

129.2%

98.1%

5 Years

154.1%

141.8%

69.8%

11.6%

3 Years

62.0%

50.5%

107.5%

50.8%

1 Year

9.4%

13.0%

25.1%

10.4%

Bank Size in Assets

Selected Financial Data

109,795

116,853

104,677

88,973

75,929

Total assets

73,537

75,428

73,529

68,386

53,719

Total loans, net

(excludes interest on holding company debt, income taxes, and rent on purchase assets)

$1,110

$612

$618

$737

$633

EBITR

$562

$237

$ 349

$ 498

$ 343

Net income

747

355

482

584

434

Income before income taxes

3,349

3,610

3,344

2,946

2,735

Non-interest expense

762

732

716

677

684

Non-interest income

--

--

19

46

76

Provision for possible credit losses

3,334

3,233

3,129

2,899

2,561

Net interest income

2,614

1,944

1,749

2,456

2,581

Total interest expense

$ 5,948

$5,177

$ 4,878

$ 5,355

$ 5,142

Total interest income

2005

2004

2003

2002

2001

Year Ended December 31,

Intercontinental-Consolidated

The Texas Market

Now 7th largest U.S. city

State capitol, major
tech center, U.T.

Bank Locations

Markets – San Antonio

Population of MSA = 1.6 million (2000 U.S. census)

Expected to grow 15% between 2005-2040

22.3% from 1990-2000 compared to 13.2% for U.S.

Cost of living est. 10-15% below national level

Largest employers: AT&T/SBC, JP Morgan Chase, Valero, Clear
Channel, Tesoro Petroleum; Toyota – new; 2,000 acres, 200K vehicles
1,600 employees, 21 suppliers

Lackland AFB, Ft. Sam Houston, Brooke Army Medical Center

Convention/tourism; 20MM annual visitors per year

Since 1718, a hub for international commerce

Business accelerators - International Business Development Center
(IBDC), Inland Port San Antonio, KellyUSA Business Park

Markets - Austin

Estimated population of over 1.4 million people in 2004

Population increased 42% from 1994 – 2004

Major technology employers such as Freescale, AMD,
Applied Materials, Cisco, IBM, Sun, Dell headquarters

Samsung recently announced $3.4-$4.0 billion plant
expected to employ 900

State and government agencies are major employers

114,000 + students in eight colleges or universities

Attractive place to live – 37% college graduates versus
27% national; 35% between 25-44 versus 29% national

Markets – I-35 Corridor

Connects San Antonio and Austin

Approximately 80 miles

Growing communities; Largest are: San Marcos, New Braunfels

I-35 Bisects nation from Mexican border at Laredo border
to Canadian border at Duluth, Minnesota

Major artery for transportation of goods due to NAFTA

Markets - Mexico

Cash Secured Lending – primarily in Mexico City

As of June 30th accounts for 24% of deposits and 40% of loans

Wealthy Mexican families

Facilitates expatriation and has tax advantages

Resort Loans to U.S. Citizens – origination networks in
major resort areas

Focus on mature, attractive markets such as Cabo, San Miguel

Very low loan-to-value loans, no losses with 5 years of experience

Larger loans – avoid competing with GE Capital, etc.

Ex-Import Financing – origination network in major
industrial cities - Focus $1MM - $3MM; below radar of
larger banks

Management

Cary M. Grossman – Chairman and CEO

30 years of experience

As CFO-Gentium; successfully led from $75MM to $160MM market capitalization

Previously CEO-ERP Environmental, CFO-US Liquids, Chairman-Pentacon

15 years public accounting, 10 years investment/merchant banking

Richard E. Burciaga – President, Director

President, Wells Fargo Bank NA, Austin Region, 45 branch bank

1987-2005 with Wells Fargo, Norwest and predecessor in Austin, TX

Recent former Chair, Austin Chamber of Commerce

More than 33 years in banking

Steven J. Pritchard – EVP, President-San Antonio, Director

President and CEO of Intercon since 1990, principal owner since 1999

Bank consulting 1985-1990

CFO of multi-unit restaurant chain 1978-1984; Ernst & Young 1972-1978

Outside Directors

J. Nolan Bedford

45+ Years of banking experience

Co-Founder, Chairman & CEO, Partners Bank of Texas since 2003

Vice Chairman, Southwest Bank of Texas (now Amegy) 1987-2003 ($12B)

Charles H. Beynon

Financial consultant, 34 years of experience

29 years at Arthur Anderson, 19 years as partner

Lawrence Fisher

Retired partner, Orrick Herrington & Sutcliffe, former managing partner-
NY office

Director, Financial Federal Corp. (NYSE: FIF) and National Bank of New
York City

Outside Directors

Mary Scott Nabers

Founder, President and CEO, Strategic Partnerships since 1994

Former Commissioner, Texas Railroad Commission, regulates $65 billion of Texas economy (O&G)

Former Commissioner, Texas Employment Commission

Former Chair-Austin Chamber of Commerce

Regular speaker and writer on business development

Jeffrey P. Sangalis

Private investor

Co-founder, RSTW Partners, 1989-Present

More than 50 transactions, managed $800+MM private equity

Commercial Banking and private equity, 1981-1989

Condensed Unaudited Pro Forma
Balance Sheets

$163,696

$135,659

14,282

14,209

Other assets

3,223

3,385

Premises and eqpt.

71,393

73,537

Loans, net

179

1,493

Interest-bearing deposits

39,679

38,206

Securities

$   34,940

$  4,829

Cash and equivalents

June 30,
2006

Dec 31,
2005

000’s omitted

ASSETS

$163,696

$135,659

30,777

30,496

Stockholders' Equity

132,919

105,163

Total Liabilities

3,093

3,093

Subordinated debentures

425

333

Deferred income taxes

616

586

Other liabilities

237

117

Accrued interest payable

2,280

2,371

FHLB borrowings

787

875

Other borrowed funds

$125,481

$97,788

Deposits:

June 30,
2006

Dec 31,
2005

Liabilities

Presented on a Non-GAAP basis; excluded warrant liability under EITF 00-19 results in decrease in liabilities and increase in stockholders’ equity of $4,747 and $3,533 as of December 31, 2005 and
June 30, 2006

Assumes no stockholders elect to convert to cash

6,594,075

Shares outstanding

$4.67

$4.62

Book value per share

$2.82

$2.06

Tangible book/share

Capitalization

1. Estimate of exercise price which will be set at the market value at closing

$ 63,704,000

12,410,000

75,000

Management restricted stock

1,744,000

(1) $ 5.45

320,000

Management options

4,322,500

$ 6.65

650,000

Warrants-underwriter UPO

2,437,500

$ 7.50

325,000

Underwriter unit purchase option

$ 55,200,000

$ 5.00

11,040,000

Warrants

Potential
Future
capital

Common stock equivalents:

6,594,075

74,075

Pritchard purchase

6,520,000

5,520,000

Public

1,000,000

Insiders

Primary shares outstanding:

Future Value - Examples

(3) Announced 6/06 – Banco Bilbao acquiring both

N/A

26.4%

1.2X

Pro Forma – assuming $5.50 per share (1)

24.4

28.5%

2.1X

State National Bancshares (4) (2006-Assets-$1.7B)

30.0

21.6%

2.4X

Texas United Bancshares (2006-Assets-$1.6B)

14.9

34.6%

5.8X

INB Financial Corp. (2006-Assets-$1.07B) (3)

(2) Announced 1/06- Grupo Financiero Banorte

The above transactions are acquisitions of Texas banks and are not necessarily comparable to Intercontinental

24.3

32.6%

3.2X

Texas Regional Bancshares (4) (2006-Assets-$6.6B)

31.0

32.3%

4.9X

Republic National Bank  (2006-Assets-$635MM)

(1) Using book value at June 30, 2006 but excluding $3.53 million warrant liability; no cash conversions

32.0

37.8%

3.2X

Horizon Capital Bank (2005-Assets-$395MM)

58.2

21.6%

3.2X

First Community Bank  (2005-Assets-$564MM)

P/E

Price

/Assets

Price

/Book

Sources:  SAMCO capital markets and SNL Financial

Summary

Fast-growing markets

Purchase price provides additional capital for growth

Long-term solid track record

Non dilutive to shareholders

Strong management team and board

Substantial potential upside in historically low risk industry/business

Products/Services

June 30, 2006

100.0

$ 71,736

50.0

34,420

Cash secured loans to foreign borrowers

14.8

10,623

  Resort home loans

0.6

457

  Consumer

0.2

135

  Home equity and other consumer

21.6

15,501

  Commercial mortgages

6.1

4,372

  1-4 family residential

3.0

2,158

  Construction and land development

Real estate:

5.7

$ 4,070

Commercial and industrial

Percent

Amount

Proximity to U.S./Mexico border and San Antonio’s status as a gateway to
Mexico, Intercon focuses on both domestic and international loan business

Loan/deposit = 57.2% V. 75.6% at 12/31/05-increase in
deposits creates upside for increased lending

Products/Services

$ 110,299

Total deposits

3.42%

87,528

Total interest bearing

3.44%

29,543

Loan guaranty savings

3.48%

4,804

Time deposits under $100,000

3.78%

7,610

Time deposits over $100,000

4.02%

35,915

Money market

0.79%

9,656

Savings and interest checking

Interest bearing:

22,771

Total non-interest bearing

6,510

Individual

$ 16,261

Commercial

Non-interest bearing:

Average Deposits/Rates – June 30, 2006

125,490

Total

29,820

International

$ 95,670

Domestic

As of March
31, 2006

Deposits By
Source

Deposits increased from $97.8MM at 12/31/05 to $125.5MM at 6/30/06

Loan guaranty accounts fully secure international loans